Hennessy Mutual Funds, Inc.
Filed Pursuant to Rule 497(e)
1933 Act No. 333-07595
1940 Act No. 811-07695

The Hennessy Funds Cornerstone Series of Funds
Institutional Class Shares

September 16, 2011

Supplement to the Institutional Class Shares Prospectus dated February 28, 2011

Hennessy Cornerstone Growth Fund

Hennessy Cornerstone Growth Fund, Series II

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Merger of Hennessy Cornerstone Growth Fund, Series II into Hennessy Cornerstone Growth Fund

The Board of Trustees/Directors of the Hennessy Cornerstone Growth Fund, Series II (the “Growth Fund II”), a series of Hennessy Funds Trust, has approved a proposal for the Growth Fund II to be acquired by the Hennessy Cornerstone Growth Fund (the “Growth Fund”), a series of Hennessy Mutual Funds, Inc. (the “Company”).  In connection with the acquisition, all of the Growth Fund II’s assets will be transferred to the Growth Fund, and shareholders of the Growth Fund II will receive shares of the Growth Fund in exchange for their shares, on a tax-free basis.  The acquisition does not require approval of the shareholders of the Growth Fund II, but shareholders of the Growth Fund II may redeem their shares prior to the acquisition.  The acquisition is expected to occur in October of this year, and the expenses of the acquisition will be borne by the investment advisor to the Funds.

The Company has filed a preliminary prospectus on Form N-14 with the Securities and Exchange Commission in connection with the proposed acquisition.  The definitive prospectus will be sent to shareholders of the Growth Fund II.  Shareholders are urged to read the definitive prospectus when it becomes available, because it will contain important information about the proposed acquisition.

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Please retain this Supplement for future reference